SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2013

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400 Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on February 21, 2012, Global Power Equipment Group Inc. (the “Company”) entered into a credit agreement (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), with Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), U.S. Bank National Association, as Syndication Agent and the various lending institutions party thereto. Under the terms of the Credit Agreement, the Company may increase the revolving credit commitments available to it with one or more incremental revolving credit commitments not to exceed $50.0 million in aggregate principal amount, to increase the total revolving credit commitments available to it under the Credit Agreement from $100.0 million to $150.0 million, subject to certain customary conditions set forth in the Credit Agreement and lender(s) committing to provide the incremental revolving commitments (the “Accordion”).

Effective December 17, 2013, the Company exercised its rights under the Accordion to increase the revolving credit commitments available to it under the Credit Agreement by $50.0 million (the “Accordion Exercise”). All other terms of the Credit Agreement remain unchanged. As required by the Credit Agreement, U.S. Bank, National Association, Branch Banking and Trust Company, JP Morgan Chase Bank, N.A., the Administrative Agent, the Company and certain of the Company’s subsidiaries executed a lender joinder agreement to the Credit Agreement, dated December 17, 2013, in order to, among other things, provide for the incremental revolving credit commitments in connection with the Accordion Exercise and to include JP Morgan Chase Bank, N.A. as a lender under the Credit Agreement (the “Joinder Agreement”).

The foregoing description of the Joinder Agreement does not purport to be complete and is qualified in its entirety by reference to the Joinder Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Lender Joinder Agreement, dated as of December 17, 2013, by and among Global Power Equipment Group, as the borrower, certain other subsidiaries of the borrower, Wells Fargo Bank, National Association, as administrative agent, and U.S. Bank, National Association, Branch Banking and Trust Company and JP Morgan Chase Bank, N.A., as lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2013

Global Power Equipment Group Inc.

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
General Counsel, Secretary and
Vice President of Business Development

EXHIBIT INDEX

Exhibit Number	Description

10.1	Lender Joinder Agreement, dated as of December 17, 2013, by and among Global Power Equipment Group, as the borrower, certain other subsidiaries of the borrower, Wells Fargo Bank, National Association, as administrative agent, and U.S. Bank, National Association, Branch Banking and Trust Company and JP Morgan Chase Bank, N.A., as lenders.